UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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FORM 8-K
 ________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 27, 2014

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comScore, Inc.
(Exact name of registrant as specified in its charter)

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Delaware	001-33520	54-1955550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
11950 Democracy Drive
Suite 600
Reston, Virginia 20190
(Address of principal executive offices, including zip code)
(703) 438-2000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for comScore, Inc. (the “Company”) for the three month period ended March 31, 2014 as well as forward-looking statements relating to the second quarter ending June 30, 2014 and full year ending December 31, 2014 as presented in a press release issued on April 29, 2014.
The information in this Item 2.02, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Revised Compensatory Arrangements for Chief Operating Officer
On April 27, 2014, the Company approved certain changes to the compensatory arrangements for Cameron Meierhoefer, the Company’s Chief Operating Officer. The information under the heading “Compensation Discussion and Analysis‑2014 Executive Compensation Decisions‑ Mr. Meierhoefer” included in Part III, Item 11, Executive Compensation of the Company’s Amendment No. 1to Annual Report on Form 10-K/A for the year ended December 31, 2013, as filed with the Securities and Exchange Commission on April 29, 2014 is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release dated April 29, 2014 announcing first quarter 2014 financial results

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

comScore, Inc.

By:	/s/ Kenneth J. Tarpey
Kenneth J. Tarpey Chief Financial Officer
Date: April 29, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated April 29, 2014 announcing first quarter 2014 financial results